Exhibit 10.14

                               EXCHANGE AGREEMENT

         This Exchange Agreement (the "Agreement"), dated as of January 12, 2004 is by and among Lifestream Technologies, Inc., a Nevada corporation (the "Company"), and Palisades Master Fund L.P., Crescent International Ltd., Alpha Capital AG, Ellis International Ltd., Bristol Investment Fund, Ltd., Congregation Mishkan Sholom, Gryphon Master Fund LP and Lucrative Investments (each the "Holder" and collectively referred to as the "Holders").

         WHEREAS, each Holder holds an 8% Convertible Debenture of the Company due on September 6, 2006 (the "Debentures"), which Debentures were issued pursuant to that certain Securities Purchase Agreement, dated September 10, 2003 (the "Purchase Agreement").

         WHEREAS, each Holder desires to exchange (the "Exchange") all of the principal amount of the Debentures held by it, plus accrued but unpaid interest thereon through the date hereof, for shares of the Company's common stock, par value $0.001 per share (the "Common Stock") based on an exchange rate equal to $0.09 per share (the "Exchange Common Stock").

         WHEREAS, to the extent the Exchange causes any Holder to hold more than 4.9% of issued and outstanding Common Stock on the date of the Exchange, then, to the extent the Exchange shall cause such Holder's beneficial ownership to exceed 4.9%, such portion of the Exchange resulting in such excess beneficial ownership of such Holder shall be delayed for periods of 75 calendar days until such Holder's Debentures are no longer outstanding.

         WHEREAS, the shares of Common Stock underlying the Debentures have been registered pursuant to a registration statement with the Securities and Exchange Commission (the "Commission") and may be issued free of restrictive legend and therefore, in reliance on Section 3(a)(9) of the Securities Act as an exemption from the registration requirements of Section 5 of such Act, the Exchange Common Stock, at the Exchange, shall be issued free of legend.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Holder agree as follows


                                    ARTICLE 1
                                   DEFINITIONS

         Section 1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this
Section 1:

         "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         "Securities Act" means the Securities Act of 1933, as amended.

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                                   ARTICLE II
                             EXCHANGE OF SECURITIES

         Section 2.1. Authorization and Issuance of Exchange Common Stock. The Company has duly authorized (i) the issuance of the Exchange Common Stock, and
(ii) the Company's entering into the Exchange Agreement. The Company has a sufficient number of shares of common stock authorized in order to issue the Exchange Common Stock. The shares underlying the Debentures have been registered for resale by the Holders on a Form SB-2, File No. 333-111053, which registration statement (the "Registration Statement") has been declared effective by the Commission, has remained effective since such date and is effective on the date hereof.

         Section 2.2. Exchange. Subject to the terms and conditions set forth herein, the Company agrees to issue Exchange Common Stock to each Holder in exchange for such Holder's delivery of their entire principal amount of Debentures to the Company for cancellation. Each Holder shall receive, upon the Exchange, a number of shares of Exchange Common Stock equal to the entire principal amount of Debentures of such Holder outstanding on the date of the Exchange, plus all accrued but unpaid interest thereon through the date hereof, divided by $0.09. Notwithstanding anything herein to the contrary, to the extent the Exchange will cause any Holder to hold more than 4.9% of issued and outstanding Common Stock on the date of the Exchange, then, to the extent the Exchange shall cause such Holder's beneficial ownership to exceed 4.9%, such portion of the Exchange resulting in such excess beneficial ownership of such Holder shall be delayed for consecutive periods of 75 calendar days so as never to cause the Holder to exceed beneficial ownership of the Common Stock of 4.9% until such Holder's Debentures are no longer outstanding. Subsequent Exchanges pursuant to the previous sentence shall otherwise occur pursuant to the terms of
Section 2.3.

         Section 2.3. Closing. On the date hereof, the Company hereby agrees to deliver to the Holders and the Holders hereby agree to accept the Exchange Common Stock, against delivery of the entire principal amount of each Holder's respective Debenture to the Company for cancellation. On the date hereof, the Company shall deliver to each Holder a certificate representing its respective Exchange Common Stock via overnight delivery. The Exchange Common Stock must be unlegended and free of any resale restrictions other than the Holder's obligation to deliver a prospectus upon sale. Within 3 Trading Days of receipt of the Exchange Common Stock in proper form, the Holders shall surrender to the Company their respective Debentures; provided, however, if, pursuant to Section
2.2 the Holder is unable to effect an exchange of all of its principal amount of Debentures, to effect the Exchange hereunder, the Holder shall not be required to physically surrender Debentures to the Company. An Exchange hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable Exchange and the Holder and the Company shall maintain records showing the principal amount exchanged.

         Section 2.4. Prospectus Supplement. Within 2 Trading Days of the date hereof, pursuant to Section 424(b)(3) of the Securities Act, the Company agrees to file a prospectus supplement on Form 424(b)(3) to the Registration Statement disclosing the material terms of this Agreement.

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         Section 2.5. Condition to Exchange. The Exchange shall not be effective unless all Holders exchange all principal amounts of their Debentures hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         Section 3.1. Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holders that as of the date of its execution of this Agreement:

                  (a) Authorization, etc. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (b) Capital Stock. Upon the issuance of the Exchange Common Stock under this Agreement, the total number of shares of capital stock which the Company will have authority to issue under the Company's articles/certificate of incorporation is a maximum of 250,000,000 shares. Immediately after the issuance of the Exchange Common Stock under this Agreement, 141,200,316 shares of Common Stock will be issued and outstanding.

                  (c) Compliance with Laws, Other Instruments of the Company, etc. None of the execution and delivery of this Agreement, or the issue and sale of the Exchange Common Stock or the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the articles/certificate of incorporation or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency (other than filings which will be made by the Company as may be required by applicable state securities laws), or any agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement or instrument.

                  (d) Governmental Consent. Other than filings required by any applicable state securities laws which shall be made by the Company, neither the nature of the Company or of any of its respective businesses or properties, nor any relationship between the Company and any other Person, nor (except as expressly provided for in this Agreement) any circumstance in connection with the offer, issue or sale of the Exchange Common Stock is such as to require the consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company or the as a condition to the execution and delivery of this Agreement or any other document required in connection with the authorization, offer, sale and/or issuance of the Exchange as set forth herein.

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                  (e) No Commission. The Company has not paid, nor has it
         accepted payment, directly or indirectly, commission or other remuneration for the solicitation of the Exchange.

                  (f) Registration of Debentures. The shares of Common Stock underlying the Debentures have been registered for resale by the Holders under the Securities Act. Based upon consummation of the Exchange as set forth herein, the Exchange Common Stock will not be subject to restrictions on resale other than the obligations of the Holder's to deliver a prospectus.

                  (g) Compliance with Exchange Act. The Company has timely filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (and the rules and regulations adopted by the Commission thereunder) during the Company's current fiscal year.

         Section 3.2. Representations and Warranties of the Holders. Each Holder, severally and not jointly with the other Holders, hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

                  (a) General Representations and Covenants. (1) This Agreement is made by the Company with such Holder in reliance upon such Holder's representations and covenants made in this Section 3.2, which by such Holder's execution of this Agreement, it hereby confirms; and (2) Each Holder is aware that the sale provided for in this Agreement and the issuance of the Exchange Common Stock hereunder is exempt pursuant to
         Section 3(a)(9) of the Securities Act, and that the Company's reliance on such exemption is predicated on such Holder's representations set forth herein.

                  (b) Ownership of Debentures. Such Holder is the sole legal and beneficial owners of the Debentures to be exchanged by such Holder hereunder and is conveying the Debentures to the Company free and clear of any liens, claims, interests, charges or other encumbrances. Such Holder has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, the Debentures to be exchanged by such Holder hereunder, nor has such Holder entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such Debentures.

                  (c) Due Authorization. Such Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by such Holder and constitutes the valid and binding obligation of such Holder, enforceable against it in accordance with its terms.

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

                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

         Section 4.2. Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Exchange Common Stock. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

         Section 4.3. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         Section 4.4. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         Section 4.5. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

         Section 4.6. Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         Section 4.7. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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

         Section 4.8. Independent Nature of Holders' Obligations and Rights. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

         Section 4.9 Equal Treatment of Holders. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Exchange unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Holder by the Company and negotiated separately by each Holder, and is intended to treat for the Company the Holders as a class and shall not in any way be construed as the Holders acting in concert or as a group with respect to the purchase, disposition or voting of securities or otherwise.

                             ***********************

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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                  LIFESTREAM TECHNOLOGIES, INC.

                                   By:
                                       ---------------------------------
                                            Name:
                                            Title:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                       SIGNATURE PAGE FOR HOLDERS FOLLOW]


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                             HOLDER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Holder:  PALISADES MASTER FUND, LP
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Signature of Authorized Signatory of Holder:
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Name of Authorized Signatory:
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Title of Authorized Signatory:
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DTC Instructions of Holder:
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                             HOLDER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Holder:  CRESCENT INTERNATIONAL LTD.
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Signature of Authorized Signatory of Holder:
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Name of Authorized Signatory:
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Title of Authorized Signatory:
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DTC Instructions of Holder:
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                             HOLDER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Holder:  ALPHA CAPITAL AG
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Signature of Authorized Signatory of Holder:
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Name of Authorized Signatory:
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Title of Authorized Signatory:
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DTC Instructions of Holder:
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                             HOLDER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Holder:  ELLIS INTERNATIONAL
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Signature of Authorized Signatory of Holder:
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Name of Authorized Signatory:
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Title of Authorized Signatory:
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DTC Instructions of Holder:
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                             HOLDER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Holder:  BRISTOL INVESTMENT FUND, LTD
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Signature of Authorized Signatory of Holder:
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Name of Authorized Signatory:
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Title of Authorized Signatory:
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DTC Instructions of Holder:
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

                             HOLDER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Holder:  CONGREGATION MISHKAN SHOLOM
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Signature of Authorized Signatory of Holder:
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Name of Authorized Signatory:
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Title of Authorized Signatory:
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DTC Instructions of Holder:
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

                             HOLDER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Holder:  GRYPHON MASTER FUND, LP
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Signature of Authorized Signatory of Holder:
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Name of Authorized Signatory:
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Title of Authorized Signatory:
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DTC Instructions of Holder:
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                             HOLDER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Holder:  LUCRATIVE INVESTMENTS
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Signature of Authorized Signatory of Holder:
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Name of Authorized Signatory:
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Title of Authorized Signatory:
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DTC Instructions of Holder:
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